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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.   20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 29, 1996


                          ACKERLEY COMMUNICATIONS, INC.


             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             1-10321                                  91-1043807
     -----------------------               -------------------------------
     Commission File Number                IRS Employer Identification No.


                          800 Fifth Avenue, Suite 3770
                           Seattle, Washington  98104
              (Address of principal executive offices)  (zip code)


       Registrant's telephone number, including area code:  (206) 624-2888

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ITEM 5 - OTHER EVENTS


LAURA A. LAMBERT, ESTHER ACKLEY, STEVE BELLING, PAT COOKE, LETITIA SELK, AND CHUCK VELTZ VS. SEATTLE SUPERSONICS, INC., SSI SPORTS, INC. AND FULL HOUSE SPORTS & ENTERTAINMENT, INC., U.S. DISTRICT COURT, WESTERN DISTRICT OF WASHINGTON, DOCKET NUMBER C95-39R

     On or about December 12, 1994, six former employees (the "Plaintiffs") of certain subsidiaries of Ackerley Communications, Inc. (the "Company") filed a complaint in King County Superior Court against The Seattle Supersonics, Inc., Full House Sports and Entertainment, Inc., all wholly-owned subsidiaries of the Company, and two of their officers, Barry Ackerley and William Ackerley, (collectively, the "Defendants").

     The Complaint alleged various violations of applicable wage and hour laws and breaches of employment contracts. The Plaintiffs sought unspecified damages, including applicable punitive damages, and injunctive relief.

     On or about January 10, 1995, those claims were removed on motion by Defendants to the U.S. District Court, Western District of Washington in Seattle. On September 5, 1995, the Plaintiffs amended the claims (1) to specify violations of Washington State and United States federal labor laws and (2) to seek additional relief, including liquidated and punitive damages under the U.S. Fair Labor Standards Act and double damages under Washington State law for willful refusal to pay overtime and minimum wages.

     On February 29, 1996, the jury rendered a verdict finding that the Defendants had wrongfully terminated Plaintiffs' employment under Washington and U.S. federal laws and awarding compensatory damages of approximately $1 million for the Plaintiffs and punitive damages against the Defendants of $12 million. Plaintiffs' claims regarding exemplary damages for willful withholding of wages under Washington State law, overtime claims, and seeking reimbursement of attorneys' fees remain outstanding. Management of the Company currently does not expect that total awards under these claims will exceed $1.2 million.

     Defendants intend to appeal the verdict.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements - not applicable.

     (b)  Pro forma financial information - not applicable.

     (c)  Exhibits:

                 (99)    Press Release issued by the Company

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:      February 29, 1996


                                        ACKERLEY COMMUNICATIONS, INC.


                                        By  /s/ Denis M. Curley
                                           --------------------------------
                                           Denis M. Curley, Executive
                                            Vice President, Chief Financial
                                            Officer, Secretary

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